UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

(Amendment No. 1)

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

September 14, 2022

Gaucho Group Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40075	52-2158952
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

112 NE 41st Street, Suite 106

Miami, FL 33137

Address of principal executive offices

212-739-7700

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VINO	The Nasdaq Stock Market LLC

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

This Current Report on Form 8-K/A of Gaucho Group Holdings, Inc. (the “Company”) amends the Company’s Current Report on Form 8-K dated September 14, 2022 and filed with the Securities and Exchange Commission on September 16, 2022 (the “Original Filing”) to correct the date of the Company’s Annual General Stockholder Meeting and to correct the effective date of the reduction in the number of members of the Board of Directors of the Company.

The Original Filing stated that the terms of two directors of the Board of Directors of the Company, Dr. Steven Moel and Ms. Edie Rodriguez, ended and both did not stand for re-election at the Company’s Annual General Stockholder Meeting on October 30, 2022. The correct date of the Company’s Annual General Stockholder Meeting was August 30, 2022.

In addition, the Original Filing stated that the Board of Directors of the Company approved a reduction in the number of directors from seven to five effective October 30, 2022. The correct effective date of the reduction of the number directors from seven to five was August 30, 2022.

Except as described herein, no other changes have been made to our Current Report on Form 8-K filed on September 16, 2022.

Item 9.01 Financial Statements and Exhibits

This Current Report on Form 8-K/A of the Company also amends the Original Filing to correct the name of Exhibit 3.1, which incorrectly read “Amended and Restated Certificate of Incorporation filed with the Delaware Secretary of State effective February 16, 2021”. The correct title is “Amended and Restated Certificate of Incorporation filed with the Delaware Secretary of State effective September 15, 2022”.

(d) Exhibits

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation filed with the Delaware Secretary of State effective September 15, 2022(1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1)	Incorporated by reference from the Company’s Current Report on Form 8-K as filed with the SEC on September 16, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 21st day of October, 2022.

Gaucho Group Holdings, Inc.

By:	/s/ Scott L. Mathis
Scott L. Mathis, President & CEO